UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 8, 2014

Date of Report (Date of earliest event reported)

Searchlight Minerals Corp.

(Exact name of Registrant as specified in its charter)

Nevada	000-30995	98-0232244
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2360 W. Horizon Ridge Pkwy., Suite #100, Henderson, Nevada 89052

(Address of principal executive offices)

(Zip Code)

(702) 939-5247

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 3.02 Unregistered Sales of Equity Securities.

Completion of Private Placement

On December 8, 2014, Searchlight Minerals Corp., a Nevada corporation (“we,” “us,” “our” or the “Company”), closed on the sale of $599,500 of our securities (the “Second Closing”) of a private placement (the “Offering”) to certain investors. The securities were issued in reliance on exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended and Rule 506 of Regulation D thereunder. We previously sold $1,005,700 of our securities in a first closing to the offering held on October 24, 2014. As of the Second Closing on December 8, 2014, the Company has completed its Offering. We intend to use the net proceeds from the Offering for general working capital purposes.

In the Second Closing, we sold 2,997,500 “Units,” with each Unit consisting of: one share of the Company’s common stock, $0.001 par value per share (each, a “Share”); and one half of a common stock purchase warrant, where each full warrant (each, a “Warrant”) will entitle the warrant holder to purchase one Share of the Company’s common stock at an exercise price of $0.30 per Share. Such Warrants will expire five years from the date of issuance. Such Units were sold to 11 investors for gross proceeds of $599,500. The price of each Unit was $0.20.

The foregoing descriptions of the terms, conditions and restrictions of the Warrants do not purport and are not intended to be complete and are qualified in their entirety by the complete texts thereof. A form of the Warrant issued in connection with the sale of Units is attached to the Current Report on Form 8-K filed on October 28, 2014 as Exhibit 10.1 and is incorporated herein by this reference. Please note however that such Warrant, including without limitation any representations and warranties contained therein, is not intended as a document for investors or the public to obtain factual information about the current state of affairs of the Company. Rather, investors and the public should look to other disclosures contained in our reports under the Securities Exchange Act of 1934, as amended.

Item 7.01 REGULATION FD DISCLOSURE

Press Release

On December 12, 2014, we issued a press release regarding the Second Closing, which is attached hereto as Exhibit 99.1.

The press release attached hereto is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Form of Warrant (1)
Exhibit 99.1	Press Release dated December 12, 2014, issued by Searchlight Minerals Corp.

(1) Filed with the Securities and Exchange Commission as an exhibit to our Current Report on Form 8-K filed on October 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEARCHLIGHT MINERALS CORP.

Dated: December 12, 2014	By:	/s/ Martin B. Oring
Martin B. Oring
Chief Executive Officer